                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  / /
Filed by a Party other than the Registrant  /X/

Check the appropriate box:
/ /   Preliminary Proxy Statement
/ /   Confidential, For Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/X/   Soliciting Material Under Rule 14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                            WEBFINANCIAL CORPORATION
                              HENRY PARTNERS, L.P.
                             MATTHEW PARTNERS, L.P.
                          HENRY INVESTMENT TRUST, L.P.
                             CANINE PARTNERS, L.L.C.
                                 DAVID W. WRIGHT
                               GERALD M. CZARNECKI
                               SUZANNE M. HOPGOOD
                                 WALLACE BARNES
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11.

(1)  Title  of each  class  of  securities  to which  transaction  applies:  Not applicable
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(2)  Aggregate number of securities to which transaction applies: Not applicable
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
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(4)  Proposed maximum aggregate value of transaction: Not applicable
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(5)  Total fee paid: Not applicable
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/ /  Fee paid previously with preliminary materials:
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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid: Not applicable
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(2)  Form, Schedule or Registration Statement No.: Not applicable
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(3)  Filing Party: Not applicable
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(4)  Date Filed: Not applicable
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            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with a possible solicitation of proxies in support of the election of the nominees of
Steel to the Board of Directors of Del Global Technologies Corp. (the "Company")
at the 2003 annual meeting of the  stockholders  of the Company  scheduled to be held on May 14, 2003, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the
"Annual Meeting").

            Item 1: On April 18, 2003,  Steel delivered the following  letter to the Company notifying the Company of Steel's nomination of Wallace Barnes as its fourth  nominee for election to the  Company's  Board of Directors at the Annual
Meeting.

                             STEEL PARTNERS II, L.P.
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022

                                                                  April 18, 2003

BY FACSIMILE AND FEDERAL EXPRESS
--------------------------------

Del Global Technologies Corp.
One Commerce Park
Valhalla, NY  10595
Attention: Corporate Secretary

            Re:  Notice of Intention to Nominate Fourth Individual for Election
                 as Director at the 2003 Annual Meeting of Stockholders of Del
                 Global Technologies Corp.
                 --------------------------------------------------------------

Ladies and Gentlemen:

            Reference  is made to the letter from Steel  Partners  II,  L.P.,  a
Delaware limited  partnership  ("Steel") to Del Global  Technologies Corp. ("Del
Global")  dated March 26, 2003 (the "Initial  Nomination  Letter")  constituting
Steel's notice of its nomination of three (3) nominees for election to the Board of Directors of Del Global (the "Del Global  Board") at the 2003 annual  meeting of stockholders of Del Global scheduled to be held on May 14, 2003, or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements, reschedulings or continuations thereof (the "Annual Meeting"). On
April 11, 2003, Del Global publicly  announced the purported  resignation of two directors and the appointment of three new directors, effectively increasing the size of the Del Global  Board from four (4) to five (5),  and its  intention  to nominate  its  five  (5)  member  board  of  directors  at the  Annual  Meeting.
Accordingly,  pursuant to Article II,  Section 13(c) of the Amended and Restated
Bylaws  (the  "Bylaws")  of Del Global,  this letter  shall serve to satisfy the advance  notice  requirements  of the Bylaws as to the  nomination by Steel of a fourth nominee for election to the Del Global Board at the Annual Meeting.

            This  letter  and all  Exhibits  attached  hereto  are  collectively referred to as the "Notice." Steel is the beneficial  owner of 1,558,516  shares of common stock,  $.10 par value per share (the "Common  Stock"),  of Del Global
(not including shares of Common Stock beneficially owned by the other parties to the Amended and Restated Joint Filing and Solicitation  Agreement,  as described below),  1,000  shares  of which are held of  record.  In  addition  to David W.
Wright,  Gerald M.  Czarnecki and Suzanne M. Hopgood who were nominated by Steel pursuant to the Initial  Nomination  Letter,  through this Notice,  Steel hereby nominates  and  notifies  you of its intent to  nominate  Wallace  Barnes as its fourth  nominee  to be elected  to the Del  Global  Board at the Annual  Meeting
(David W. Wright,  Gerald M.  Czarnecki,  Suzanne M. Hopgood and Wallace Barnes,
collectively referred to in this Notice as the "Nominees").  Steel believes that the Del Global Board is currently composed of five (5) directors.  To the extent there are in excess of five (5)  vacancies  on the Del Global Board to be filled by election at the Annual  Meeting or Del Global  increases  the size of the Del
Global  Board above its  existing  size,  Steel  reserves  the right to nominate additional nominees to be elected to the Del Global Board at the Annual Meeting.
Additional  nominations  made  pursuant to the  preceding  sentence  are without prejudice  to the position of Steel that any attempt to increase the size of the current Del Global Board  constitutes an unlawful  manipulation  of Del Global's corporate machinery. If this Notice shall be deemed for any reason by a court of competent  jurisdiction  to be  ineffective  with respect to the  nomination  of
Wallace  Barnes at the Annual  Meeting,  or if Wallace Barnes shall be unable to serve for any reason, this Notice shall continue to be effective with respect to any replacement  nominee selected by Steel. The information  concerning  Wallace
Barnes required by Article II, Section 13 of the Bylaws is set forth below:

            1.  The information concerning Wallace Barnes required by Regulation
                14A of the  Securities  Exchange  Act of 1934,  as amended  (the
                "Exchange Act") is as follows:

            WALLACE  BARNES  (Age 77)  served in  various  capacities  including
President,  Chief  Executive  Officer,  Chairman of the Board and  Non-Executive
Chairman of Barnes  Group Inc.,  a  diversified  international  manufacturer  of precision  components  and assemblies  and  distributor  of industrial  supplies listed on the NYSE,  from 1954 to April 1995.  From 1971 to May 1996, Mr. Barnes served as a director of Aetna Life &  Casualty  Company,  a  predecessor  of
Aetna Inc., a leading  health care  provider  listed on the NYSE.  From December
1988 to December  1998,  he served as a director  of Rohr,  Inc.,  an  aerospace supplier  listed on the NYSE prior to its merger  with B. F.  Goodrich  Company, during which time he also served as Chairman of the Board  beginning in December
1994. From May 1983 to May 1998, he served as a director of Rogers  Corporation, a developer and  manufacturer of  high-performance  specialty  materials for the wireless communications,  computers and networking,  imaging, transportation and consumer  industries  listed on the NYSE.  He has also served as Chairman of the
Board of Tradewind Turbines, Inc., an aircraft maintenance and overhaul company, since  December  1993.  Mr.  Barnes  currently  dedicates a majority of his time serving as Chairman of the Connecticut  Employment and Training Commission which is charged with  overseeing  and improving the  coordination  of all  education, employment and training programs in Connecticut. Governor John Rowland appointed
Mr. Barnes to this position in February 1997. The business address of Mr. Barnes is c/o Sky Bight Partners, 1875 Perkins Street, Bristol, Connecticut 06010.

            On April 18,  2003,  Steel,  WebFinancial  Corporation,  a  Delaware
corporation,  Warren G. Lichtenstein,  Henry Partners,  L.P., a Delaware limited partnership,  Matthew  Partners,  L.P., a Delaware  limited  partnership,  Henry
Investment Trust,  L.P., a Pennsylvania  limited  partnership,  Canine Partners,

L.L.C., a Pennsylvania  limited liability  company,  David W. Wright,  Gerald M.
Czarnecki,  Suzanne M.  Hopgood and Wallace  Barnes  entered into an Amended and
Restated Joint Filing and Solicitation  Agreement in which,  among other things,
(i)  the  parties  agreed  to the  joint  filing  on  behalf  of each of them of statements on Schedule 13D with respect to the Common Stock of Del Global,  (ii)
the parties  agreed to solicit  proxies or written  consents for the election of the Nominees, or any other person(s) nominated by Steel, to the Del Global Board at the  Annual  Meeting  (the  "Solicitation"),  (iii)  Steel  and each of Henry
Partners,  L.P. and Matthew Partners, L.P. (and their affiliates) agreed to bear all expenses  incurred in  connection  with the parties'  activities,  including approved  expenses  incurred  by any of  the  parties  in  connection  with  the
Solicitation,  in amounts to be mutually  agreed upon by Steel and each of Henry
Partners,  L.P. and Matthew  Partners,  L.P. (and their  affiliates);  provided, however,  that in no event shall the expenses borne by Henry Partners,  L.P. and
Matthew Partners,  L.P. (and their  affiliates)  exceed $25,000 in the aggregate and (iv)  Steel  agreed to  indemnify  and hold  harmless  each of the  Nominees against any and all claims brought  against the Nominees in connection  with the
Solicitation or any related transactions.  The Amended and Restated Joint Filing and  Solicitation  Agreement  is attached  hereto as Exhibit A and  incorporated herein by reference and all references  contained  herein are qualified in their entirety by reference to such Amended and Restated Joint Filing and Solicitation
Agreement.

            Except as set forth in this Notice,  including the Exhibits  hereto, as of the date hereof  Wallace  Barnes (i) has not been  convicted in a criminal proceeding  (excluding traffic  violations or similar  misdemeanors) in the past ten years;  (ii) does not own any  securities  of Del  Global,  or any parent or subsidiary of Del Global, directly or indirectly, beneficially or of record, and has not  purchased  or sold any  securities  of Del  Global  within the past two years, and none of his associates beneficially owns, directly or indirectly, any securities of Del Global;  (iii) does not own any  securities of Del Global,  or any parent or subsidiary of Del Global, of record but not beneficially;  (iv) is not, and was not within the past year, a party to any  contract  arrangement  or understanding  with any person  with  respect to any  securities  of Del Global, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies;  (v) has no, and his associates or any member of his immediate  family have no (a) employment with Del Global or its affiliates or (b) material interest,  direct or indirect in any transaction, or  series  of  similar  transactions,  to  which  Del  Global  or  any  of  its subsidiaries  was,  is or will be a party to and in which  the  amount  involved exceeds  $60,000.00;  (vi) has no, and his associates  have no  arrangements  or understandings  with any person pursuant to which he was or is to be selected as a director,  nominee or officer of Del Global; (vii) has no substantial interest in the  matters to be acted on at the Annual  Meeting,  except his  interest  in being nominated and elected as a director;  and (viii) has not been a party to a legal proceeding  described in Item 401(f) of Regulation S-K of the Exchange Act
in the past five years.

            2.  Wallace  Barnes has  consented  to be named as a nominee in this
                Notice, to be named as a nominee in any proxy statement filed by
                Steel  in  connection  with the  Solicitation  and to serve as a director of Del Global if so elected.  Such  consent is attached hereto as Exhibit B.

            3.  The name and address of Steel,  as we believe they appear on Del
                Global's  books,  is Steel  Partners  II,  L.P.,  150 East  52nd
                Street, 21st Floor, New York, New York 10022.

            4.  As of  the  date  hereof,  Steel  is  the  beneficial  owner  of
                1,558,516 shares of Common Stock of Del Global,  1,000 shares of which are held of record.

            5.  Steel  hereby  represents  that it  intends  to  deliver a proxy statement and form of proxies to a sufficient  number of holders of Del Global's voting shares to elect Wallace Barnes.

            Please  address  any  correspondence  to Steel  Partners  II,  L.P.,
Attention:  Warren  Lichtenstein,  telephone  (212)  758-3232,  facsimile  (212)
758-5789 (with a copy to our counsel,  Olshan  Grundman Frome  Rosenzweig  &
Wolosky  LLP,  505 Park  Avenue,  New York,  New York 10022,  Attention:  Steven
Wolosky, Esq., telephone (212) 753-7200,  facsimile (212) 755-1467).  The giving of this Notice is not an admission that the  procedures for notice  contained in the  Bylaws  are  legal,  valid or  binding,  and  Steel  reserves  the right to challenge their validity. In addition, Steel reserves the right to challenge any effort by Del Global or the Del Global  Board to conduct  the Annual  Meeting on any date other than May 14, 2003.

                                              Very truly yours,

                                              STEEL PARTNERS II, L.P.

                                              By: Steel Partners L.L.C.,
                                                  General Partner

                                              /s/ Warren G. Lichtenstein
                                              ----------------------------------
                                              Warren G. Lichtenstein
                                              Managing Member

                    ----------------------------------------

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

            STEEL PARTNERS II, L.P. ("STEEL") HAS MADE A PRELIMINARY FILING WITH
THE SEC OF PROXY  MATERIALS TO BE USED TO SOLICIT  VOTES FOR THE ELECTION OF ITS
NOMINEES AT THE ANNUAL MEETING OF STOCKHOLDERS OF DEL GLOBAL  TECHNOLOGIES CORP.
(THE "COMPANY") SCHEDULED FOR MAY 14, 2003.

            STEEL STRONGLY  ADVISES ALL  STOCKHOLDERS OF THE COMPANY TO READ THE
PROXY  STATEMENT  WHEN  IT  IS  AVAILABLE  BECAUSE  IT  WILL  CONTAIN  IMPORTANT
INFORMATION.  SUCH PROXY  STATEMENT  WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S
WEB  SITE  AT   HTTP://WWW.SEC.GOV.   IN  ADDITION,   THE  PARTICIPANTS  IN  ANY
SOLICITATION  WILL PROVIDE  COPIES OF THE PROXY  STATEMENT  WITHOUT  CHARGE UPON
REQUEST.  REQUESTS  FOR COPIES  SHOULD BE  DIRECTED TO THE  PARTICIPANTS'  PROXY
SOLICITOR,   INNISFREE   M&A   INCORPORATED,   AT  ITS   TOLL-FREE   NUMBER:
888-750-5834.  DETAILED  INFORMATION  REGARDING  THE IDENTITY  AND  INTERESTS OF
INDIVIDUALS  WHO MAY BE  DEEMED  PARTICIPANTS  IN THE  SOLICITATION  OF  PROXIES
RELATING TO THE ANNUAL  MEETING  OTHER THAN  WALLACE  BARNES IS AVAILABLE IN THE
PRELIMINARY  PROXY STATEMENT FILED BY THE PARTICIPANTS WITH THE SEC ON APRIL 16,
2003.  DETAILED  INFORMATION  RELATING  TO WALLACE  BARNES IS  AVAILABLE  IN THE
SCHEDULE 13D FILED BY THE PARTICIPANTS WITH THE SEC ON THE DATE HEREOF.

                                    EXHIBIT A

                              AMENDED AND RESTATED

                     JOINT FILING AND SOLICITATION AGREEMENT

            WHEREAS,  Steel  Partners II, L.P., a Delaware  limited  partnership
("Steel"),   WebFinancial  Corporation,   a  Delaware  corporation,   Warren  G.
Lichtenstein,  Henry Partners,  L.P., a Delaware  limited  partnership,  Matthew
Partners, L.P., a Delaware limited partnership,  Henry Investment Trust, L.P., a
Pennsylvania  limited  partnership,  Canine  Partners,  L.L.C.,  a  Pennsylvania limited liability company,  David W. Wright,  Gerald M. Czarnecki and Suzanne M.
Hopgood are parties to that  certain  Joint  Filing and  Solicitation  Agreement dated March 26, 2003 (the  "Agreement")  in  connection  with the formation of a group for the purpose of seeking representation on the Board of Directors of Del
Global  Technologies  Corp., a New York  corporation  ("Del Global") at the 2003 annual  meeting of  stockholders  of Del Global  scheduled to be held on May 14,
2003,  or any  other  meeting  of  stockholders  held in lieu  thereof,  and any adjournments, postponements, reschedulings or continuations thereof (the "Annual
Meeting");

            WHEREAS, on March 26, 2003, Steel nominated David W. Wright,  Gerald
M.  Czarnecki  and Suzanne M.  Hopgood for election to the Board of Directors of
Del Global at the Annual Meeting;

            WHEREAS,  Steel has agreed to  nominate  Wallace  Barnes as a fourth nominee for election to the Del Global Board of Directors at the Annual  Meeting
(David W. Wright,  Gerald M.  Czarnecki,  Suzanne M. Hopgood and Wallace Barnes,
each a "Nominee" and collectively, the "Nominees");

            WHEREAS, Steel has agreed to indemnify and hold harmless each of the
Nominees in connection with the  solicitation of proxies or written consents for the election of the Nominees at the Annual Meeting.

            NOW, IT IS AGREED, this 18th day of April 2003 by the parties hereto that the Agreement is amended and restated as follows:

            1. In accordance  with Rule  13d-1(k)(1)(iii)  under the  Securities
Exchange Act of 1934, as amended,  each of the  undersigned  (collectively,  the
"Group")  agrees to the joint filing on behalf of each of them of  statements on
Schedule 13D with respect to the Common Stock of Del Global (the "Shares"). Each
member of the Group shall be responsible  for the accuracy and  completeness  of his/her/its own disclosure therein.

            2. So long as this agreement is in effect,  each of the  undersigned shall provide written notice to Olshan  Grundman Frome  Rosenzweig & Wolosky LLP
("Olshan") of (i) any of their purchases or sales of Shares;  or (ii) any Shares over which they  acquire or dispose of  beneficial  ownership.  Notice  shall be given no later than 24 hours after each such transaction.

            3. Each of the  undersigned  agrees to  solicit  proxies  or written consents for the election of the Nominees,  or any other person(s)  nominated by
Steel, to the Board of Directors of Del Global at the Annual Meeting.

            4. Steel and each of Henry Partners, L.P. and Matthew Partners, L.P.
(and their affiliates) hereby agrees to bear all expenses incurred in connection with the Group's  activities,  including expenses incurred by any of the parties in a solicitation of proxies or written  consents by the members of the Group in connection  with the Annual  Meeting,  in amounts to be mutually  agreed upon by
Steel and each of Henry  Partners,  L.P. and Matthew  Partners,  L.P. (and their affiliates);  provided,  however,  that in no event shall the expenses  borne by
Henry Partners,  L.P. and Matthew Partners,  L.P. (and their affiliates)  exceed
$25,000 in the aggregate.  Notwithstanding the foregoing, Steel, Henry Partners,
L.P. and Matthew Partners,  L.P. (and their affiliates) shall not be required to reimburse any party for (i)  out-of-pocket  expenses  incurred by a party in the aggregate in excess of $250 without the prior written  approval of Steel,  Henry
Partners,  L.P.  or Matthew  Partners,  L.P.;  (ii) the value of the time of any party;  (iii) legal fees incurred  without the prior written  approval of Steel,
Henry Partners, L.P. and Matthew Partners,  L.P.; or (iv) subject to the proviso in the preceding sentence, the costs of any counsel, other than Olshan, employed in  connection  with any  pending or  threatened  litigation  without  the prior written consent of Steel, Henry Partners, L.P. and Matthew Partners, L.P.

            5. Steel agrees to indemnify  and hold harmless each of the Nominees against any and all claims of any nature,  whenever  brought,  arising  from the proxy  solicitation by Steel and any related  transactions,  irrespective of the outcome;  provided,  that  this  indemnification  agreement  and all of  Steel's obligations  hereunder  to the  Nominees  will be  modified by Steel in its sole discretion,  in the event that any Nominee voluntarily withdraws as a Nominee to limit Steel's obligations  hereunder to Losses (as hereinafter  defined) arising prior to the date such  Nominee  voluntarily  withdraws  as a  Nominee  asserted against,  resulting,  imposed  upon,  or incurred  or suffered by such  Nominee, directly or indirectly, as a result of or arising from the proxy solicitation by
Steel,  other than Losses  arising from such  Nominee's  willful  misconduct  or fraudulent actions by such Nominee.  This  indemnification  will include any and all (each, a "Loss")  losses,  liabilities,  damages,  demands,  claims,  suits, actions,  judgments,  or  causes of  action,  assessments,  costs and  expenses, including, without limitation,  interest, penalties, reasonable attorneys' fees, and any  and all  reasonable  costs  and  expenses  incurred  in  investigating, preparing or defending against any litigation,  commenced or threatened,  or any claim  whatsoever,  and any and all amounts paid in  settlement  of any claim or litigation asserted against, resulting, imposed upon, or incurred or suffered by the Nominees,  directly or indirectly,  as a result of or arising from the proxy solicitation by Steel and any related transactions.

            In the event of a claim against any of the Nominees  pursuant to the prior  paragraph or the  occurrence  of a Loss,  such  Nominee  shall give Steel written notice of such claim or Loss. Upon receipt of such written notice, Steel will provide such Nominee with counsel to represent  such Nominee.  In addition, such Nominee will be reimbursed promptly for all Losses suffered by such Nominee and for all reasonable  out-of-pocket expenses incurred by such Nominee relating to the proxy solicitation and any related transactions.

            6. The  relationship  of the  parties  hereto  shall be  limited  to carrying  on the  business  of the  Group in  accordance  with the terms of this
Agreement.  Such  relationship  shall be construed and deemed to be for the sole and limited  purpose of carrying on such business as described  herein.  Nothing herein  shall be  construed  to  authorize  any party to act as an agent for any

                                       2

other party, or to create a joint venture or  partnership.  Nothing herein shall restrict any party's right to purchase or sell Shares of Del Global, as it deems appropriate,  in its sole  discretion,  provided that all such sales are made in compliance with all applicable securities laws.

            7. This  Agreement  may be executed in  counterparts,  each of which shall be deemed an original and all of which,  taken together,  shall constitute but one and the same  instrument,  which may be  sufficiently  evidenced  by one counterpart.

            8. In the event of any dispute arising out of the provisions of this
Agreement,  the parties hereto consent and submit to the exclusive  jurisdiction of the Federal and State Courts in the State of New York.

            9. Any  party  hereto  may  terminate  his  obligations  under  this agreement at any time on 24 hours' written  notice to all other parties,  with a copy by fax to Steven Wolosky at Olshan, Fax No. (212) 755-1467.

            10. Each party  acknowledges  that  Olshan  shall act as counsel for both the Group and Steel.

                                       3

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                         STEEL PARTNERS II, L.P.

                                         By: Steel Partners, L.L.C.
                                             General Partner

                                         By: /s/ Warren G. Lichtenstein
                                             -----------------------------------
                                             Name:  Warren G. Lichtenstein
                                             Title: Managing Member

                                         /s/ Warren G. Lichtenstein
                                         ---------------------------------------
                                         WARREN G. LICHTENSTEIN

                                         WEBFINANCIAL CORPORATION

                                         By: /s/ Warren G. Lichtenstein
                                             -----------------------------------
                                             Name:  Warren G. Lichtenstein
                                             Title: President & Chief Executive
                                                    Officer

                                         HENRY PARTNERS, L.P.

                                         By: Henry Investment Trust, L.P.
                                             General Partner

                                         By: Canine Partners, L.L.C.
                                             General Partner

                                         By: /s/ David W. Wright
                                             -----------------------------------
                                             Name:  David W. Wright
                                             Title: President

                                       4

                                         MATTHEW PARTNERS, L.P.

                                         By: Henry Investment Trust, L.P.
                                             General Partner

                                         By: Canine Partners, L.L.C.
                                             General Partner

                                         By: /s/ David W. Wright
                                             -----------------------------------
                                             Name:  David W. Wright
                                             Title: President

                                         HENRY INVESTMENT TRUST, L.P.

                                         By: Canine Partners, L.L.C.
                                             General Partner

                                         By: /s/ David W. Wright
                                             -----------------------------------
                                             Name:  David W. Wright
                                             Title: President

                                         CANINE PARTNERS, L.L.C.

                                         By: /s/ David W. Wright
                                             -----------------------------------
                                             Name:  David W. Wright
                                             Title: President

                                         /s/ David W. Wright
                                         ---------------------------------------
                                         DAVID W. WRIGHT

                                         /s/ Gerald M. Czarnecki
                                         ---------------------------------------
                                         GERALD M. CZARNECKI

                                         /s/ Suzanne M. Hopgood
                                         ---------------------------------------
                                         SUZANNE M. HOPGOOD

                                         /s/ Wallace Barnes
                                         ---------------------------------------
                                         WALLACE BARNES

                                       5

                                    EXHIBIT B

                                 WALLACE BARNES
                             C/O SKY BIGHT PARTNERS
                               1875 PERKINS STREET
                           BRISTOL, CONNECTICUT 06010

                                                                  April 18, 2003

Attention: Corporate Secretary
Del Global Technologies Corp.
One Commerce Park
Valhalla, NY  10595

Gentlemen:

            You are hereby notified that the  undersigned  consents to (i) being named as a nominee in the notice  provided by Steel Partners II, L.P.  ("Steel")
of its  intention  to  nominate  the  undersigned  as a  director  of Del Global
Technologies  Corp.  ("Del Global") at the 2003 annual  meeting of  stockholders scheduled to be held on May 14, 2003, or any other meeting of stockholders  held
in  lieu  thereof,  and  any  adjournments,   postponements,   reschedulings  or
continuations  thereof  (the  "Meeting"),  (ii) being  named as a nominee in any proxy statement filed by Steel in connection with the solicitation of proxies or written  consents for  election of the  undersigned  at the  Meeting,  and (iii)
serving as a director of Del Global if elected at the Meeting.

                                             Very truly yours,

                                             /s/ Wallace Barnes
                                             ------------------
                                             Wallace Barnes